EXHIBIT 24.1






                               CONSENT OF COUNSEL




            We  herby  consent  to  the  reference  to  us  in  the   Prospectus
constituting part of this Form SB-1 Registration Statement for SD Products, Inc., under the caption "Legal Matters."



                                                    /s/ Duncan Blum & Associates
                                                       DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
May 1, 2000